UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A)
of the Securities Exchange Act of 1934

Filed by the Registrant / X /

Filed by a Party other than the Registrant / /

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/ X /	Preliminary Proxy Statement.
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
/ /	Definitive Proxy Statement.
/ /	Definitive Additional Materials.
/ /	Soliciting Material Pursuant to § 240.14a-12.

PUTNAM MORTGAGE SECURITIES FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement,
if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /	No fee required.

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	(1)	Title of each class of securities to which transaction applies:
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We Need Your Vote

Please vote today on a matter affecting your investment in Putnam Mortgage Securities Fund.

Your prompt response to this proxy statement is important.

Voting now can help save costs.

A message from Putnam Investments and the Trustees of the Putnam funds

Putnam Mortgage Securities Fund

A few minutes of your time now can help save time and expenses later.

Dear Fellow Shareholder:

We are asking for your vote on an important matter affecting your investment in Putnam Mortgage Securities Fund. This fund will hold a shareholder meeting on August 6, 2018 in Boston, Massachusetts, to decide the proposal below. We are asking you — and all shareholders — to consider and vote on this important matter.

You may vote conveniently by:

• Visiting the website listed on the proxy card.

• Calling by telephone, using the toll-free number listed on the proxy card.

• Mailing the enclosed proxy card — be sure to sign, date, and return the card in the enclosed postage-paid envelope.

Of course, you are also welcome to attend the shareholder meeting on August 6, 2018 and vote your shares in person on the proposal:

1. Approving an amendment to your fund’s fundamental investment policy regarding industry concentration.

This change will give the fund greater flexibility to invest in mortgages, mortgage-related fixed income securities and related derivatives by providing that the fund will concentrate, or normally invest more than 25% of its total assets, in mortgage-backed securities that are privately issued or guaranteed by the U.S. government or its agencies or instrumentalities. The fund’s current fundamental investment policy regarding industry concentration limits the fund’s investments in any one industry to 25% of its total assets.

We recommend you vote to amend this investment policy.

The enclosed proxy statement contains detailed information regarding this proposal.

Please vote today.

We encourage you to sign and return your proxy card today or, alternatively, to vote online or by telephone using the voting control number that appears on your proxy card. Delaying your vote will increase fund expenses if further mailings are required. Your shares will be voted on your behalf exactly as you have instructed. If you sign the proxy card without specifying your vote, your shares will be voted in accordance with the Trustees’ recommendation.

Your vote is extremely important. If you have questions, please call toll-free 1-833-[            ] or contact your financial advisor.

We appreciate your participation and prompt response, and thank you for investing in the Putnam funds.

Sincerely yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair
Board of Trustees
The Putnam Funds

Table of contents

Notice of a Special Meeting of Shareholders	1

Trustees’ Recommendation	2

Proposal 1: Approving an amendment to your fund’s fundamental investment policy
regarding industry concentration	2

Further Information About Voting and the Special Meeting	5

PROXY CARD ENCLOSED

If you have any questions, please call toll-free 1-833-[         ] or call your financial advisor.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 6, 2018.

The proxy statement is available at [         ].

Notice of a Special Meeting of Shareholders

To the Shareholders of:

PUTNAM MORTGAGE SECURITIES FUND

This is the formal agenda for your fund’s shareholder meeting. It tells you what proposals will be voted on and the time and place of the meeting, in case you wish to attend in person.

A Special Meeting of Shareholders of your fund will be held on August 6, 2018 at 11:00 a.m., Eastern Time, at the principal offices of the fund on the 8th floor of One Post Office Square, Boston, Massachusetts 02109, to consider the following proposal:

1. Approving an amendment to your fund’s fundamental investment policy regarding industry concentration.

By Michael J. Higgins, Clerk, and by the Trustees

Jameson A. Baxter, Chair

Liaquat Ahamed	Kenneth R. Leibler
Ravi Akhoury	Robert E. Patterson
Barbara M. Baumann	George Putnam, III
Katinka Domotorffy	Robert L. Reynolds
Catharine Bond Hill	Manoj P. Singh
Paul L. Joskow

In order for you to be represented at your fund’s shareholder meeting, we urge you to record your voting instructions over the Internet or by telephone or to mark, sign, date, and mail the enclosed proxy card in the postage-paid envelope provided.

June 18, 2018

Proxy Statement

This document gives you the information you need to vote on the proposal. Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”); some of it is technical. If there is anything you don’t understand, please call toll-free 1-833-[         ], or call your financial advisor.

► Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam Mortgage Securities Fund for use at the fund’s Special Meeting of Shareholders on August 6, 2018 and, if the meeting is adjourned, at any later sessions, for the purpose of approving an amendment to your fund’s fundamental investment policy regarding industry concentration. The Notice of a Special Meeting of Shareholders, the proxy card and this proxy statement are being mailed beginning on or about June 18, 2018.

► How do your fund’s Trustees recommend that shareholders vote on the proposal?

The Trustees recommend that you vote FOR the proposal.

► Who is eligible to vote?

Shareholders of record of the fund at the close of business on May 21, 2018 (the “Record Date”) are entitled to be present and to vote at the meeting or, if it is adjourned, at any later sessions.

The number of shares of the fund outstanding on the Record Date is shown on page [5]. Each share is entitled to one vote, with fractional shares voting proportionately.

Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign and return the proxy card but don’t fill in a vote, your shares will be voted in accordance with the Trustees’ recommendation. If any other business properly comes before your fund’s meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

1. APPROVING AN AMENDMENT TO YOUR FUND’S FUNDAMENTAL INVESTMENT POLICY REGARDING INDUSTRY CONCENTRATION

► What is this proposal?

The Trustees recommend that shareholders approve an amendment to the fund’s fundamental investment policy regarding industry concentration.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires registered investment companies, like the fund, to have “fundamental” investment policies governing specified investment practices. Investment companies may also voluntarily designate policies relating to other investment practices as fundamental. “Fundamental” investment policies can be changed only by a shareholder vote.

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The fund currently has a fundamental investment policy that limits its investments in any one industry to 25% of its total assets. We are proposing to amend this investment policy to allow the fund greater flexibility to invest in mortgages, mortgage-related fixed income securities and related derivatives. The current and proposed investment policies are set forth below:

Current Investment Policy	Proposed Investment Policy
“[The Fund may not and will not] [p]urchase	“[The Fund may not and will not] [p]urchase
securities (other than securities of the U.S.	securities (other than securities of the U.S.
government, its agencies or instrumentalities)	government, its agencies or instrumentalities)
if, as a result of such purchase, more than	if, as a result of such purchase, more than
25% of the fund's total assets would be	25% of the fund's total assets would be
invested in any one industry.”	invested in any one industry, except that the
fund will normally invest more than 25% of
its total assets in mortgage-backed securities
that are privately issued or guaranteed by the
U.S. government or its agencies or
instrumentalities.”

For purposes of the Current Investment Policy and the Proposed Investment Policy, Putnam Investment Management, LLC ("Putnam Management"), the fund's investment manager, determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

For purposes of applying the terms of the Proposed Investment Policy, “mortgage-backed securities that are privately issued or guaranteed by the U.S. government or its agencies or instrumentalities” means any security, instrument or other asset that is related to U.S. or non U.S. mortgages, including those issued by private originators or issuers, or issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, such as, without limitation, securities representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including REMICs, which could include resecuritizations of REMICs, mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans. Such mortgage loans may include reperforming loans, which are loans that have previously been delinquent but are current at the time securitized. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-backed securities that are privately issued or guaranteed by the U.S. government or its agencies or instrumentalities.

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► What effect will the Proposed Investment Policy have on your fund?

The Proposed Investment Policy will allow your fund greater flexibility to invest in mortgages, mortgage-related fixed income securities and related derivatives in accordance with the fund’s current investment strategies, which took effect on April 19, 2018.

Your fund invests mainly in mortgages, mortgage-related fixed income securities and related derivatives that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”). Under normal circumstances, your fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgages, mortgage-related fixed income securities and related derivatives (i.e., derivatives used to acquire exposure to, or whose underlying securities are, mortgages or mortgage-related securities). The fund generally uses the net unrealized gain or loss, or market value, of mortgage-related derivatives for purposes of this policy, but may use the notional value of a derivative if that is determined to be a more appropriate measure of the fund’s investment exposure. Putnam Management expects your fund to invest in mortgage-backed investments that are obligations of U.S. government agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., Ginnie Mae mortgage-backed bonds) as well as in mortgage-backed investments that are backed by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short- to long-term maturities. Putnam Management also expects your fund to invest in lower-rated, higher-yielding mortgage-backed securities, including non-agency residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities, and collateralized mortgage obligations (including interest only, principal only, and other prepayment derivatives).

Under the Current Investment Policy, your fund may not purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund’s total assets would be invested in any one industry. Amending this policy will permit Putnam Management to invest more than 25% of your fund’s assets in mortgage-backed securities that are privately issued or guaranteed by the U.S. government or its agencies or instrumentalities. Putnam Management believes that the Proposed Investment Policy will allow the fund to take advantage of certain additional investment opportunities, which would be beneficial to the fund.

In recommending that shareholders approve the Proposed Investment Policy, your fund’s Trustees considered Putnam Management’s expertise and the breadth of opportunities available for investment in mortgages, mortgage-related fixed income securities and related derivatives. The Trustees considered that the Proposed Investment Policy would better position the fund to take advantage of Putnam Management’s experience in the residential and commercial real estate markets and could provide additional opportunities for the fund to

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fulfill its investment objectives, though there is no guarantee that any of the fund’s investments will be successful or that the fund will achieve its investment objectives.

The Trustees also considered the risks inherent to the Proposed Investment Policy, including that increasing the percentage of the fund’s total assets that can be invested in the securities of issuers in mortgage-backed securities that are privately issued or guaranteed by the U.S. government or its agencies or instrumentalities increases the risk that the fund will be adversely affected by events impacting the residential and commercial real estate markets. Additionally, a concentrated fund would be more significantly affected by events impacting mortgage-backed securities that are privately issued or guaranteed by the U.S. government or its agencies or instrumentalities than would a fund that was not so concentrated. Economic, market, political and other developments affecting the residential and commercial real estate markets will have a greater effect on the fund, and if securities in these markets fall out of favor, the fund could underperform, or its net asset value may be more volatile than, funds that have greater industry diversification. Factors affecting the residential and commercial real estate markets include the supply and demand of real property in particular markets, changes in the availability, terms and costs of mortgages, changes in zoning laws and eminent domain practices, the impact of environmental laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, changes in government regulations, and local and regional market conditions.

If shareholders approve the Proposed Investment Policy, the policy will take effect shortly after the Special Meeting of Shareholders. If shareholders do not approve the Proposed Investment Policy, Putnam Management will continue to manage the fund subject to the Current Investment Policy.

► What are the Trustees recommending?

The Trustees unanimously recommend that shareholders approve the Proposed Investment Policy.

► What is the voting requirement for approving the proposal?

Approving this proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the fund, which is defined under the 1940 Act, to be the lesser of (a) more than 50% of the outstanding shares of the fund, or (b) 67% or more of the shares of the fund present (in person or by proxy) at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

Further Information About Voting and the Special Meeting

Meeting Quorum and Methods of Tabulation. Shareholders of all classes vote together as a single class. The holders of thirty percent of the shares of your fund outstanding at the close of business on the Record Date present in person or represented by proxy constitutes a quorum for the transaction of business with respect to the proposal.

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Votes cast by proxy or in person at the meeting will be counted by persons your fund appoints as tellers for the meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

Abstentions and broker non-votes have the effect of a negative vote on the proposal. Treating broker non-votes as negative votes may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which the fund has received sufficient votes to approve a matter being recommended for approval by the fund’s Trustees, the fund may request that brokers and nominees, in their discretion, withhold or withdraw submission of broker non-votes to avoid the need for solicitation of additional votes in favor of the proposal. The fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

The documents that authorize Putnam Fiduciary Trust Company or Putnam Investor Services, Inc. (“Putnam Investor Services”) to act as Trustee for certain individual retirement accounts (including traditional, Roth and SEP IRAs, 403(b)(7) accounts, and Coverdell Education Savings Accounts) provide that if an account owner does not submit voting instructions for his or her shares, Putnam Fiduciary Trust Company or Putnam Investor Services will vote such shares in the same proportions as other shareholders with similar accounts have submitted voting instructions for their shares. Shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that the proposal will be approved and that Putnam Fiduciary Trust Company or Putnam Investor Services, each of which is an affiliate of Putnam Management, may benefit indirectly from the approval, in accordance with the Trustees’ recommendation, of the proposal.

As of the Record Date, the fund had the following shares outstanding:

Class	Number of shares outstanding
Class A	[ ]
Class B	[ ]
Class C	[ ]
Class M	[ ]
Class R	[ ]
Class R6	[ ]
Class Y	[ ]

Share Ownership. At April 30, 2018, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund and, except as noted below,

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no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

Class	Shareholder name and address	Holdings	Percentage owned
	MLPF&S FOR THE SOLE BENEFIT OF
	ITS CUSTOMERS
A	ATTN FUND ADMINISTRATION	6,720,481.315	9.40%
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484
	PERSHING, LLC
A	1 PERSHING PLZ	4,364,123.099	6.11%
	JERSEY CITY NJ 07399-0001
	PERSHING, LLC
B	1 PERSHING PLZ	224,555.042	25.97%
	JERSEY CITY NJ 07399-0001
	WELLS FARGO CLEARING SERVICES, LLC
	SPECIAL CUSTODY ACCT FOR THE
B	EXCLUSIVE BENEFIT OF CUSTOMER	152,166.535	17.60%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
	PERSHING, LLC
C	1 PERSHING PLZ	459,876.841	15.39%
	JERSEY CITY NJ 07399-0001
	WELLS FARGO CLEARING SERVICES, LLC
	SPECIAL CUSTODY ACCT FOR THE
C	EXCLUSIVE BENEFIT OF CUSTOMER	445,516.494	14.91%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
	MLPF&S FOR THE SOLE BENEFIT OF
	ITS CUSTOMERS
C	ATTN FUND ADMINISTRATION	390,408.261	13.06%
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484
	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
C	499 WASHINGTON BLVD	203,224.448	6.80%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
C	ATTN: COURTNEY WALLER	180,056.299	6.03%
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100
	MITSUBISHI UFJ MORGAN
	STANLEY SECURITIES CO LTD
	STRUCTURED PRODUCTS DIVISION
M	OTEMACHI FINANCIAL CITY GRAND CUBE	507,000.000	59.27%
	1-9-2, OTEMACHI, CHIYODA-KU
	TOKYO 100-8127, JAPAN
	NATIONAL FINANCIAL SERVICES LLC
M	FOR THE EXCLUSIVE BENEFIT OF OUR	50,102.247	5.86%
	CUSTOMERS

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	499 WASHINGTON BLVD
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
	CHARLES SCHWAB & CO INC
	SPECIAL CUSTODY ACCOUNT
	FBO THEIR CUSTOMERS
M	ATTN MUTUAL FUNDS	46,396.234	5.42%
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905
	STATE STREET BK & TR TTEE &/OR CUST
	ADP ACCESS PRODUCT
R	1 LINCOLN ST	487,121.543	35.82%
	BOSTON MA 02111-2901
	MLPF&S FOR THE SOLE BENEFIT OF
	IT'S CUSTOMERS
R	ATTN FUND ADMINISTRATION	345,629.741	25.42%
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484
	GREAT-WEST TRUST COMPANY, LLC -
	THE PUTNAM RETIREMENT PLAN
R6	8515 E ORCHARD RD. 2T2	487,786.474	69.57%
	GREENWOOD VILLAGE, CO 80111-5002
	MATRIX TRUST COMPANY CUST FBO
	WEGMAN, HESSLER AND VANDERBURG 401
R6	717 17TH ST STE 1300	68,038.662	9.70%
	DENVER CO 80202-3304
	RELIANCE TRUST COMPANY FBO
	ALLIANCE AUTO
R6	PO BOX 28004	51,756.891	7.38%
	ATLANTA GA 30358-0004
	GREAT-WEST TRUST COMPANY -
	EMPLOYEE BENEFITS CLIENTS 401(K)
R6	8515 E ORCHARD RD. 2T2	39,290.627	5.60%
	GREENWOOD VILLAGE, CO 80111-5002
	MLPF&S FOR THE SOLE BENEFIT OF
	ITS CUSTOMERS
Y	ATTN FUND ADMINISTRATION	1,620,722.145	17.95%
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484
	GREAT-WEST TRUST COMPANY -
	EMPLOYEE BENEFITS CLIENTS 401(K)
Y	8515 E ORCHARD RD. 2T2	1,343,771.186	14.89%
	GREENWOOD VILLAGE, CO 80111-5002
	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
Y	499 WASHINGTON BLVD	951,360.467	10.54%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
	UBS WM USA
	0O0 11011 6100
	OMNI ACCOUNT M/F
Y	SPEC CDY A/C EXCL BEN CUST UBSFSI	494,886.296	5.48%
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

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Other Business. The Trustees know of no matters other than the one described in this proxy statement to be brought before the meeting. If, however, any other matters properly come before the meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed proxy card.

Solicitation of Proxies. In addition to soliciting proxies by mail, the Trustees of your fund and employees of Putnam Management and Putnam Investor Services, as well as their agents, may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number Putnam Management or Putnam Investor Services has in its records for their accounts (or that Putnam Management or Putnam Investor Services obtains from agents acting on behalf of financial intermediaries, in the case of shares held in street name through a bank, broker or other financial intermediary) and would be given an opportunity to authenticate their identities and to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, these votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time.

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Shareholders of your fund also have the opportunity to submit voting instructions over the Internet by using a program provided by a third-party vendor hired by Putnam Management or by automated telephone service. Giving a proxy will not affect your right to vote in person should you decide to attend the meeting. To vote online using the Internet, please access the Internet address listed on the proxy card and follow the instructions on the Internet site. Note that, if you have a smart phone with a “QR” reader, you may access the Internet address by scanning the QR code on your proxy card. To record your voting instructions using the automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Expenses of the Solicitation. For managing your fund’s proxy campaign, Computershare Fund Services (“Computershare”) will receive a proxy management fee of $260,579 plus reimbursement for out-of-pocket expenses. Computershare will also receive fees in connection with assembling, mailing and transmitting the notice of meeting, proxy statement and related materials on behalf of your fund, tabulating those votes that are received, and any solicitation of additional votes. Fees paid to Computershare will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval. In addition, banks, brokers, or other financial intermediaries holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts and tabulating those instructions that are received. Other costs associated with the proxy campaign include the expenses of the preparation, printing and delivery of proxy materials. Putnam Management will bear the fund’s costs as a result of a contractual expense limitation.

Revocation of Proxies. Giving your proxy, whether by returning the proxy card or providing voting instructions over the Internet or by telephone, does not affect your right to attend the meeting and vote in person. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing and submitting a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the meeting and voting in person. If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

Date for Receipt of Shareholders’ Proposals for Subsequent Meetings of Shareholders. Your fund does not regularly hold an annual shareholder meeting, but may from time to time schedule a special meeting. In accordance with the regulations of the SEC and the fund’s governing documents, in order to be eligible for inclusion in the fund’s proxy statement for a

10

meeting, a shareholder proposal must be received a reasonable time before the fund prints and mails its proxy statement.

The Board Policy and Nominating Committee of the Board of Trustees, which consists only of Independent Trustees, considers nominees recommended by shareholders of a fund to serve as Trustees. A shareholder must submit the names of any such nominees in writing to the fund, to the attention of the Clerk, at the address of the principal offices of the fund.

If a shareholder who wishes to present a proposal at a special shareholder meeting fails to notify the fund within a reasonable time before the fund mails its proxy statement, the persons named as proxies will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. All shareholder proposals must also comply with other requirements of the SEC’s rules and the fund’s Agreement and Declaration of Trust and Bylaws.

Adjournment. To the extent permitted by your fund’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws, any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time without notice (other than announcement at the meeting at which the adjournment is taken) with respect to one or more matters to be considered at the meeting to a designated date (which may be more than 120 days after the date initially set for the meeting), time and place, whether or not a quorum is present with respect to such matter. Upon motion of the chair of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned and, if approved, the adjournment shall take place without further notice (other than announcement at the meeting at which the adjournment is taken). If the quorum required for the meeting has not been met, the persons named as proxies intend to propose adjournment of the meeting and to vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the meeting has been met, but sufficient votes in accordance with the Trustees’ recommendation are not received by the time scheduled for the meeting, the persons named as proxies may also propose adjournment of the meeting in order to permit solicitation of additional proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in accordance with the Trustees’ recommendation. They will vote against adjournment those proxies required to be voted contrary to the Trustees’ recommendation. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including shares that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments of the meeting may be proposed for a reasonable period or periods to permit further solicitation of proxies. As a result of a contractual expense limitation, Putnam Management will bear the costs of any additional solicitation and of any adjourned session.

Duplicate Mailings. As permitted by SEC rules, Putnam Management’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be

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included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 8383, Boston, MA 02266-8383.

Fund Management. The address of your fund’s investment manager and administrator, Putnam Management, and your fund’s principal underwriter, Putnam Retail Management, is One Post Office Square, Boston, Massachusetts 02109. The address of Putnam Investments Limited (“PIL”), which has been retained by Putnam Management as investment sub-adviser with respect to a portion of the assets of the fund, is 16 St James’s Street, London, England, SW1A 1ER. PIL is not currently managing any portion of the assets of the fund.

Financial Information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to Putnam Investor Services, Inc., P.O. Box 8383, Boston, MA 02266-8383 or by phone at 1-800-225-1581. You may also access copies of these reports by visiting Putnam’s website at http://www.putnam.com/individual.

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EVERY SHAREHOLDER'S VOTE IS IMPORTANT

VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

Putnam INVESTMENTS

PUTNAM MORTAGE SECURITIES FUND
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 6, 2018

By signing on the reverse side you, as a shareholder of Putnam Mortgage Securities Fund, appoint Trustees Robert E. Patterson and George Putnam, III, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote all of your Putnam Mortgage Securities Fund shares on your behalf at the special meeting of shareholders of Putnam Mortgage Securities Fund. The meeting will take place on August 6, 2018, at 11:00 a.m., Eastern Time, on the 8th Floor of One Post Office Square, Boston, Massachusetts 02109, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, the shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. **If you simply sign this proxy card, and do not vote on the proposal, your shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN AND DATE YOUR CARD ON THE REVERSE SIDE.
PUT_29945_051718

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholders Meeting to Be Held on August 6, 2018:
The Proxy Statement and Proxy Card for this Special Meeting are available at:
https://www.putnam.com/static/pdf/email/MortgageSecurities-proxy-statement.pdf

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD
If you have any questions regarding the proposal please call toll-free 1-866-963-5821

Please detach at perforation before mailing.

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Special Meeting or any adjournment(s).

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

Proposal **The Board of Trustees recommends a vote "FOR" the Proposal.**

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

608999900109999999999

XXXXXXXXXXXXXX PUT 29945 M XXXXXXXX +